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                                                             EXHIBIT 10.8a

                 AMENDMENT TO THE EXECUTIVE SEVERANCE PLAN FOR ZALE
                            CORPORATION AND ITS AFFILIATES

                                EFFECTIVE MAY 20, 1995

                (As Amended and Restated Effective February 10, 1994)

The Executive Severance Plan is hereby amended as follows:

    Section 1.2(Q) "Term" is deleted and replaced with the following:

    "Term" means the period commencing as of the Effective Date and ending on July 31, 1998, or such date as determined by the Plan Administrator."

Section 8.3 - "Plan Administrator" is amended as follows:

    delete "Jacquie LaBarbera" and substitute:

    "Senior Vice President, Human Resources"

Section 8.4 - "Legal Process" is amended as follows:

    delete "Dolph B.H. Simon" and substitute:

    "General Counsel"

EXHIBIT "A" IS HEREBY DELETED AND REPLACED BY THE FOLLOWING:

    "Group I Executive Officers" shall include the Executive Vice President and Corporate Senior Vice Presidents and Division Presidents;

    "Group II Vice President and Director Levels" shall include all Corporate Vice Presidents, Directors, Division Senior Vice Presidents, Vice Presidents and Directors.

    ALL OTHER TERMS AND CONDITIONS OF THE EXECUTIVE SEVERANCE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT EXCEPT AS MAY BE AMENDED IN THE FUTURE.

    Effective as of this 20th day of May, 1995.

                                  /S/ A.H. KRANITZ       7/31/95
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                                       A.H. KRANITZ
                                       PLAN ADMINISTRATOR